July 26, 2011

SECURITIES  EXCHANGE COMMISSION
450 Fifth Street, NW
Washington, DC 20549

Attn. Document Control



RE	American
Depositary
Shares
evidenced by
One 1
American
Depositary
Receipt
representing
OneTwentieth
of One  120
Ordinary
Share of
Swiss Life
Holding
 Form F6 File No.
333154080



Ladies and Gentlemen

Pursuant to Rule 424b3 under the
Securities Act of 1933, as amended,
on behalf of The Bank of New York
Mellon, as Depositary for securities
against which American Depositary
Receipts are to be issued, we attach a
copy of the new prospectus
Prospectus reflecting the removal of
the Par Value.

As required by Rule 424e, the upper
right hand corner of the Prospectus
cover page has a reference to Rule
424b3 and to the file number of the
registration statement to which the
Prospectus relates.

Pursuant to Section III B of the
General Instructions to the Form F6
Registration Statement, the
Prospectus consists of the ADR
certificate revised to remove the
reference to Par Value.

Please contact me with any questions
or comments at 212 8152221.


Sandra Bruno
Senior Associate
The Bank of New York Mellon
ADR Division

Encl.

CC Paul Dudek, Esq. Office of
International Corporate Finance





Depositary Receipts
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10286